UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  OCTOBER 4, 2004
                                                      --------------------------

                              THACKERAY CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

             1-8254                                     04-2446697
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      (Commission File Number)                (IRS Employer Identification No.)

       350 FIFTH AVENUE, SUITE 2723
           NEW YORK, NEW YORK                             10118
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    (Address of Principal Executive Offices)             (Zip Code)

                                 (212) 564-3393
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

               On October 4, 2004, Thackeray Corporation ("Thackeray"), Brennand-Paige Industries, Inc. ("Brennand-Paige") and EST Orlando, Ltd. ("EST Orlando") entered into an amendment (the "Amendment") to the Agreement for Purchase and Sale, dated July 23, 2004 (as amended, the "Agreement"), previously entered into by Thackeray, Brennand-Paige and EST Orlando. The Agreement was filed as Exhibit 99.2 to the Current Report on Form 8-K, filed with the Securities and Exchange Commission ("SEC") on July 27, 2004.

               Pursuant to the Amendment, the parties have agreed that the closing of the transactions contemplated by the Agreement (the "Closing") will take place the later of five business days after the receipt of Thackeray stockholder approval and five business days after receipt of the requisite lender approvals set forth in the Agreement so long as EST Orlando does not terminate the Agreement prior to December 23, 2004. The parties further agreed that in no event shall the Closing be later than December 31, 2004, except if the delay relates to compliance with SEC requirements relating to Thackeray's proxy materials, in which case, the Closing would occur the earlier of five business days after the receipt of stockholder approval and February 27, 2005. Additionally, the parties agreed that Thackeray will file its proxy materials with the SEC by October 31, 2004. The Amendment is attached hereto as Exhibit
10.3 and is incorporated herein by reference.

               Previously, on September 14, 2004, Thackeray, Brennand-Paige and EST Orlando agreed that EST Orlando's right to terminate the Agreement is limited to a failure to obtain the required lender approvals on or before October 4, 2004. The Amendment extends this date to December 23, 2004. The earlier amendments to the Agreement are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(c)            Exhibits.

10.1           First Amendment to Agreement, dated as of September 1, 2004

10.2           Second Amendment to Agreement, dated as of September 14, 2004

10.3           Third Amendment to Agreement, dated as of October 4, 2004




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
                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THACKERAY CORPORATION


                                       By: /s/  Jules Ross
                                           -------------------------------------
                                           Name:  Jules Ross
                                           Title: Vice-President, Treasurer and
                                                  Secretary



Date: October 6, 2004


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
                                  EXHIBIT INDEX

     EXHIBIT NO.                    DESCRIPTION


        10.1      First Amendment to Agreement, dated as of September 1, 2004

        10.2      Second Amendment to Agreement, dated as of September 14, 2004

        10.3      Third Amendment to Agreement, dated as of October 4, 2004







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